EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Kadmon Holdings, Inc. (the “Company”) for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Steven Meehan,  Executive Vice President, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to Kadmon Holdings, Inc. and will be retained by Kadmon Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 7, 2019	/s/ Steven Meehan
Steven Meehan
Executive Vice President, Chief Financial Officer